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                                                                   EXHIBIT 10.20

                    SIXTH AMENDMENT TO OFFICE LEASE AGREEMENT

     THIS SIXTH AMENDMENT TO OFFICE LEASE AGREEMENT (this "Sixth Amendment") is made and entered into effective as of February 1, 2003, by and between Collins Campbell Joint Venture ("Landlord") and telecom technologies, inc. ("Tenant").

                                    RECITALS

     WHEREAS, Landlord and Tenant entered into that certain Office Lease Agreement dated as of April 4, 1997, as amended by that certain First Amendment to Office Lease Agreement dated as of November 1, 1997, and those certain Second and Third Amendments to Office Lease Agreement dated as of July 1, 1998, that certain Fourth Amendment to Office Lease Agreement dated February 1, 1999, and that certain Fifth Amendment to Office Lease Agreement dated February 28, 2002 (collectively the "Lease"), with respect to certain Premises defined therein and commonly known as Suite 3000 at 1701 North Collins Blvd., Richardson, Dallas County, Texas 75080, which Lease is incorporated herein by reference; and

     WHEREAS, Landlord and Tenant desire to further amend the Lease to reduce the size of the Premises and to extend the lease term.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the mutual agreements set forth in the Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant have agreed, and do hereby agree, to the above Recitals, and as follows:

     1. All terms used herein and not specifically defined shall have the same meaning herein as is ascribed to them in the Lease.

     2. The Premises are hereby reduced to 16,330 square feet of rentable area by deleting 5,952 square feet of rentable area on the third floor south, such "Give Back Space" being described on Exhibit "A", attached hereto and incorporated herein for all purposes and adding 2,055 square feet of rentable area on the second floor, such "Additional Space" being also described on Exhibit "A". The Additional Space is commonly known as Suite 2400 and was previously the "Premises" under that certain Office Lease Agreement dated October 14, 1999 (as amended -- see Section 8 below).

     3.   Basic rental for this renewal term is: $662,385.57.

     4. The monthly rental installment is decreased effective February 1, 2003, as set forth below:

          Monthly from February 1, 2003 through October 31, 2005 - $20,072.29.

     5. The term of the lease is hereby extended to expire on October 31, 2005, in lieu of April 30, 2003.

     6. Landlord, at Landlord's sole cost and expense agrees to install an additional 15 tons of air conditioning on the third floor for the benefit of the VO lab in addition to taking responsibility for service and maintenance of the two (2) existing 5-ton Liebert air conditioning units servicing the VO lab. Furthermore, Tenant agrees that ownership of the two (2) existing 5-ton Liebert units rests with the Landlord.

     7. Tenant may use two (2) covered parking spaces under the carport at no cost for the term described herein.

     8. Effective February 1, 2003, subject to the full and final execution of this Sixth Amendment by both Landlord and Tenant, Landlord and Tenant mutually agree to terminate those certain Office Lease Agreements dated October 14, 1999 (as amended) and January 25, 2002, by and between Landlord and Tenant pertaining to Suites 2400 and 339 respectively at 1701 N. Collins Blvd., Richardson, Texas 75080, and as such, Tenant's right to occupy said suites shall expire on February 1, 2003.

     9. All notices required to be sent to the Tenant shall also be sent to Sonus Networks, Inc., 5 Carlisle Road, Westford, MA 01886, Attn: Chief Financial Officer.

     10. Except as herein provided to the contrary, Tenant's lease of the Premises from Landlord shall be on the same terms and conditions as those specified in the Lease.

     11. The Lease (as amended by this Sixth Amendment) remains in full force and effect and is hereby ratified and affirmed.

     IN WITNESS WHEREOF, this Sixth Amendment is hereby executed effective as of the day and year first set forth above.

                                    LANDLORD:

                                    COLLINS CAMPBELL JOINT VENTURE,
                                     a Texas general partnership

                                    By: Jaytex Properties, Ltd.,
                                          a Texas limited partnership

                                        By: JRS Management, Inc.


                                        By: /s/ W.T. Field
                                           ----------------------------
                                            W.T. Field, President


                                    TENANT:

                                    telecom technologies, inc.,
                                      a Texas corporation

                                    By: /s/ G.M. Eastep
                                       --------------------------------
                                    Name:  G.M. EASTEP
                                          ------------------------------
                                    Title: Chief Operating Officer
                                          -----------------------------

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         [GRAPHIC DEPICTING 3RD LEVEL FLOOR PLAN]

                      EXHIBIT "A"
                       SITE PLAN

               telecom technologies, inc.
                  1701 N. Collins Blvd.
                Richardson, Texas 75080

Premises:         14,275 square feet of rentable area, third floor
Additional Space:  2,055 square feet of rentable area, second floor
                  -----
                  16, 330 square feet of rentable area


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      [GRAPHIC DEPICTING 2ND LEVEL FLOOR PLAN]

                   EXHIBIT "A"
                    SITE PLAN

            telecom technologies, inc.
               1701 N. Collins Blvd.
             Richardson, Texas 75080

Additional Space: 2,055 square feet of rentable area